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                                                                   EXHIBIT 10.25

               FIRST AMENDMENT TO PROFESSIONAL SERVICES AGREEMENT

This First Amendment to Professional Services Agreement ("Amendment") is entered into as of January 31, 2001, by and between VerticalNet Solutions LLC, a Delaware limited liability company that is the successor by merger to Tradeum, Inc. ("VNS"), and Converge, Inc., a Delaware corporation formerly known as eHITEX, Inc. ("Converge").

                                   BACKGROUND

A. VNS and Converge entered into a Professional Services Agreement dated December 19, 2000 (the "Services Agreement").

B.       VNS and Converge desire to amend the Services Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. ADDITIONAL WARRANTIES OF VNS. Clause (i) of Section 5.2 of the Services Agreement is hereby amended to replace the phrase "the specifications and requirements set forth in the applicable SOW" with the phrase "its corresponding Final Specifications".

2.       LICENSES TO INVENTIONS AND PREEXISTING IP. The third sentence of
Section 6.7 of the Services Agreement is hereby amended to replace the phrase "Converge-owned Inventions" with the phrase "Converge Preexisting IP".

3. GOVERNING LAW. This Amendment shall be governed by the laws of the United States of America and of the State of California as applied to agreements entered into and to be performed entirely within California between California residents, excluding its conflicts of law provisions.

4. RATIFICATION. Except as specifically modified by this Amendment, all of the provisions of the Services Agreement are hereby ratified and confirmed to be in full force and effect.

5. BINDING EFFECT. This Amendment shall be binding upon, and shall inure to the benefit of, VNS and Converge and their respective successors and permitted assigns.

6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Amendment shall become binding when any one or more counterparts hereof, individually or taken together, bear the signatures of authorized representatives of each of VNS and Converge. For the purposes hereof, a facsimile copy of this Amendment, including the signature pages hereto, shall be deemed an original.


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         IN WITNESS WHEREOF, the undersigned do hereby execute this parties have caused this Amendment to be signed by their duly authorized representatives as of the date first written above in this Amendment.

VerticalNet Solutions LLC                        Converge, Inc.


By: /s/ David W. Smith                           By:  /s/ Wendy Caswell
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       David W. Smith                                   Wendy Caswell
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(Print Name)                                     (Print Name)

Title: VP Enterprise Solutions                    Title:  VP
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